UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 29,

Date of reporting period: May 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

FEBRUARY 29, 2016

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 82.3%
CONSUMER DISCRETIONARY - 16.6%
Auto Components - 0.7%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	200,000	$201,500
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	850,000	873,375
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,200,000	1,146,000	(a)

Total Auto Components				2,220,875

Automobiles - 0.2%
General Motors Co., Senior Notes	6.600%	4/1/36	210,000	217,522
General Motors Co., Senior Notes	5.200%	4/1/45	280,000	241,876
General Motors Co., Senior Notes	6.750%	4/1/46	90,000	94,145

Total Automobiles				553,543

Diversified Consumer Services - 0.6%
Service Corp. International, Senior Notes	5.375%	5/15/24	510,000	542,513
Service Corp. International, Senior Notes	7.500%	4/1/27	497,000	570,307
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	870,000	883,050

Total Diversified Consumer Services				1,995,870

Hotels, Restaurants & Leisure - 4.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,360,000	1,417,800	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	1,280,000	1,302,400	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,233,760	1,120,994	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	975,000	1,031,062
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	450,000	383,625
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	650,000	615,875	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	146	*(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	480,000	468,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,240,000	1,286,500
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	210,000	203,700	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	909,000	952,177	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	340,000	314,580	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	590,000	626,875
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	380,000	369,550	(a)
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	2,120,000	2,120,000	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	870,000	874,350
Studio City Finance Ltd., Senior Notes	8.500%	12/1/20	1,000,000	975,000	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,210,000	1,022,450	(a)

Total Hotels, Restaurants & Leisure				15,085,084

Household Durables - 2.5%
CalAtlantic Group Inc., Senior Notes	6.250%	12/15/21	900,000	938,250
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,700,000	1,729,750	(a)(b)
PulteGroup Inc., Senior Notes	4.250%	3/1/21	80,000	80,400
PulteGroup Inc., Senior Notes	5.500%	3/1/26	1,030,000	1,041,588
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	260,000	254,150	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,330,000	1,303,400	(a)
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	230,000	235,175
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	210,000	232,050
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	320,000	291,200
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	540,000	537,300
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	130,000	118,950
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,730,000	1,470,500	(a)

Total Household Durables				8,232,713

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Internet & Catalog Retail - 0.6%
Netflix Inc., Senior Bonds	5.875%	2/15/25	1,750,000	$1,833,125

Leisure Products - 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	910,000	939,575	(a)

Media - 4.9%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	420,000	441,525	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	560,000	555,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	720,000	735,300	(a)
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	1,450,000	1,487,556	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	590,000	622,107	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	478,750
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,180,000	2,857,389
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,620,000	955,800	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	1,302,900	312,696	(b)
Lamar Media Corp., Senior Notes	5.750%	2/1/26	200,000	207,124	(a)
MediaNews Group Inc.	12.000%	12/31/18	695,000	695,000	(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,128,649	1,426,195	(a)(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,980,000	1,960,200	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	200,000	195,000	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	600,000	633,056
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,310,000	2,315,775	(a)

Total Media				15,879,273

Multiline Retail - 0.2%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	960,000	578,400	(a)(b)

Specialty Retail - 1.5%
GameStop Corp., Senior Notes	5.500%	10/1/19	700,000	694,750	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,360,000	1,569,400	(a)
L Brands Inc., Debentures	6.950%	3/1/33	580,000	574,200
L Brands Inc., Senior Notes	6.875%	11/1/35	1,030,000	1,094,375	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	940,000	977,600

Total Specialty Retail				4,910,325

Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	390,000	384,150	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	730,000	730,073
William Carter Co., Senior Notes	5.250%	8/15/21	700,000	714,000

Total Textiles, Apparel & Luxury Goods				1,828,223

TOTAL CONSUMER DISCRETIONARY				54,057,006

CONSUMER STAPLES - 5.3%
Beverages - 1.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	783,100	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	520,000	538,850
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,530,000	1,602,675
Constellation Brands Inc., Senior Notes	4.750%	12/1/25	480,000	501,600
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,080,000	1,213,650	(a)

Total Beverages				4,639,875

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food & Staples Retailing - 0.9%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,400,000	$1,246,000	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,560,000	1,659,450	(a)

Total Food & Staples Retailing				2,905,450

Food Products - 1.5%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	840,000	823,200	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	402,000	439,845	(a)
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	530,000	662,401	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,320,000	1,283,700	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,060,000	1,745,850	(a)

Total Food Products				4,954,996

Household Products - 1.2%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	560,000	571,200
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	290,000	252,300	(a)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	700,000	740,250
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,070,000	1,127,513
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,210,000	1,064,800	(a)

Total Household Products				3,756,063

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,310,000	987,413

TOTAL CONSUMER STAPLES				17,243,797

ENERGY - 10.1%
Energy Equipment & Services - 0.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	570,000	239,400
CGG, Senior Notes	6.500%	6/1/21	2,160,000	729,000
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	432,250	(a)
Parker Drilling Co., Senior Notes	7.500%	8/1/20	130,000	91,000

Total Energy Equipment & Services				1,491,650

Oil, Gas & Consumable Fuels - 9.6%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	71,500
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	450,000	48,375
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,080,000	810,000	(a)
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	970,000	288,575
California Resources Corp., Senior Notes	5.500%	9/15/21	960,000	129,600
California Resources Corp., Senior Notes	6.000%	11/15/24	1,700,000	221,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	770,000	459,112
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	360,000	279,000
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	350,000	248,500
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,000,000	215,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	160,000	33,600
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	170,000	35,700
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,000,000	210,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	370,000	77,700
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	300,000	84,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,500,000	1,080,000
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	760,000	653,600	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	248,000	220,026
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,160,000	339,300

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	360,000	$97,200
EV Energy Partners LP/EV Energy Finance Corp., Senior Notes	8.000%	4/15/19	580,000	127,600
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	680,000	523,600
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	200,000	106,000	(a)
Gulfport Energy Corp., Senior Notes	6.625%	5/1/23	640,000	542,400
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	470,000	449,922
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	910,000	38,675
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	680,000	701,058	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,560,000	588,800	*(c)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	710,000	335,475	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	790,000	363,400	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	525,250	*(c)(f)
MPLX LP, Senior Notes	4.875%	12/1/24	700,000	571,875	(a)
MPLX LP, Senior Notes	4.875%	6/1/25	1,820,000	1,484,658	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	910,000	930,475
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,300,000	264,500	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,000,000	465,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	700,000	402,500
NGPL PipeCo LLC, Senior Secured Notes	7.119%	12/15/17	500,000	466,250	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,330,000	807,975
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	570,000	329,175
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	810,000	218,700	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,150,000	1,118,375	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	810,000	742,430	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	860,000	584,800
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,040,000	728,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	200,000	3,000	*(f)
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,010,000	873,650	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	750,000	607,500
Rice Energy Inc., Senior Notes	7.250%	5/1/23	450,000	360,000
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	20,000	17,828	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	500,000	375,000	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	990,000	693,000	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	780,000	430,950
RSP Permian Inc., Senior Notes	6.625%	10/1/22	930,000	832,350	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,560,000	6,400	*(f)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,800,000	729,000
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	600,000	213,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,020,000	652,800	(a)
SM Energy Co., Senior Notes	6.125%	11/15/22	250,000	108,750
SM Energy Co., Senior Notes	5.000%	1/15/24	270,000	107,325
SM Energy Co., Senior Notes	5.625%	6/1/25	930,000	374,325
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	480,000	360,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,700,000	1,105,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,389,000	1,194,540
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	560,000	459,200	(a)

Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	800,000	748,000	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	960,000	448,800
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	470,000	215,025
Williams Cos. Inc., Debentures	7.500%	1/15/31	320,000	246,400
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	470,000	352,500
WPX Energy Inc., Senior Notes	7.500%	8/1/20	180,000	113,400
WPX Energy Inc., Senior Notes	8.250%	8/1/23	700,000	434,000
WPX Energy Inc., Senior Notes	5.250%	9/15/24	460,000	248,400

Total Oil, Gas & Consumable Fuels				31,328,824

TOTAL ENERGY				32,820,474

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 11.5%
Banks - 3.9%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	890,000	$863,711	(a)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	140,000	127,225	(g)(h)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	830,000	846,600	(g)(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	760,000	768,550
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	600,000	569,447	(g)(h)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	550,000	514,250	(a)(g)(h)
CIT Group Inc., Senior Notes	5.375%	5/15/20	220,000	227,150
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,410,000	1,415,287
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,380,000	1,380,000
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,170,000	1,093,950	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	760,000	714,400	(g)(h)
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	320,000	326,717
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	700,000	651,116	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	950,000	872,575	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	870,000	797,953	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000	636,018	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	570,000	571,083	(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000	477,409

Total Banks				12,853,441

Capital Markets - 0.3%
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000	872,150	(a)

Consumer Finance - 1.3%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	473,538
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	230,000	227,125
Navient Corp., Senior Notes	5.875%	3/25/21	1,680,000	1,474,200
Navient Corp., Senior Notes	5.875%	10/25/24	1,520,000	1,231,200
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	910,000	746,200	(a)

Total Consumer Finance				4,152,263

Diversified Financial Services - 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,150,000	1,151,437
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	150,000	153,938
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	450,000	460,125	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.490%	12/21/65	1,000,000	770,000	(a)(g)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,790,000	2,069,687
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	60,000	71,100

Total Diversified Financial Services				4,676,287

Insurance - 1.0%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	260,000	259,025
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	1,330,000	1,290,100
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,000,000	1,015,000	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	770,000	546,700
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000	222,300

Total Insurance				3,333,125

Real Estate Investment Trusts (REITs) - 2.1%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	1,670,000	1,490,475
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,300,000	1,264,250
ESH Hospitality Inc., Senior Notes	5.250%	5/1/25	1,010,000	979,700	(a)
Geo Group Inc., Senior Notes	5.125%	4/1/23	1,010,000	964,550
Geo Group Inc., Senior Notes	5.875%	10/15/24	330,000	324,225

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Investment Trusts (REITs) - (continued)
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	1,340,000	$1,420,400	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	410,000	420,250

Total Real Estate Investment Trusts (REITs)				6,863,850

Real Estate Management & Development - 1.0%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	230,000	198,375
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	390,000	381,225
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,110,000	1,146,075	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,580,000	1,554,325	(a)

Total Real Estate Management & Development				3,280,000

Thrifts & Mortgage Finance - 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,580,000	1,477,300	(a)

TOTAL FINANCIALS				37,508,416

HEALTH CARE - 9.2%
Biotechnology - 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	650,000	565,500	(a)

Health Care Equipment & Supplies - 1.2%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	640,000	564,800	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,050,000	845,250	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,610,000	1,348,375	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	740,000	719,650	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	750,000	562,500

Total Health Care Equipment & Supplies				4,040,575

Health Care Providers & Services - 5.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,520,000	1,185,600
Centene Escrow Corp., Senior Notes	5.625%	2/15/21	690,000	721,050	(a)
Centene Escrow Corp., Senior Notes	6.125%	2/15/24	460,000	488,175	(a)
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	880,000	877,800
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,000,000	1,092,500	(a)
HCA Inc., Notes	7.690%	6/15/25	1,415,000	1,514,050
HCA Inc., Senior Bonds	5.375%	2/1/25	1,680,000	1,711,500
HCA Inc., Senior Notes	5.875%	2/15/26	2,070,000	2,132,100
HCA Inc., Senior Secured Notes	5.250%	4/15/25	630,000	648,900
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,080,000	1,026,000
Kindred Healthcare Inc., Senior Notes	8.750%	1/15/23	860,000	771,850
Molina Healthcare Inc., Senior Notes	5.375%	11/15/22	390,000	394,875	(a)
Select Medical Corp., Senior Notes	6.375%	6/1/21	1,090,000	981,000
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,180,000	1,160,082
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	1,710,000	1,549,687
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,870,000	1,622,225

Total Health Care Providers & Services				17,877,394

Pharmaceuticals - 2.3%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	1,840,000	1,757,200	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	720,000	640,800	(a)(b)
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	370,000	365,375	(a)
Mallinckrodt International Finance SA, Senior Notes	5.625%	10/15/23	420,000	412,650	(a)
Mallinckrodt International Finance SA, Senior Notes	5.500%	4/15/25	140,000	131,950	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	270,000	260,550	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	530,000	486,275	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - (continued)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	450,000	$424,125	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	120,000	109,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,470,000	1,223,775	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	590,000	497,813	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,230,000	1,032,431	(a)

Total Pharmaceuticals				7,342,744

TOTAL HEALTH CARE				29,826,213

INDUSTRIALS - 10.8%
Aerospace & Defense - 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,820,000	1,428,700	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	900,000	839,250

Total Aerospace & Defense				2,267,950

Air Freight & Logistics - 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,570,000	1,485,613	(a)

Airlines - 1.5%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	282,508	283,921	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	693,024	696,489	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	64,824	65,634
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	295,531	313,263
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	336,459	361,693	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	259,065	262,951
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	1,323,409	1,306,866
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,684,226	1,730,542

Total Airlines				5,021,359

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,220,000	988,200	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	360,000	367,200	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	520,000	526,500	(a)
USG Corp., Senior Notes	5.500%	3/1/25	500,000	510,000	(a)

Total Building Products				2,391,900

Commercial Services & Supplies - 2.4%
GFL Escrow Corp., Senior Notes	9.875%	2/1/21	1,080,000	1,096,200	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,340,000	1,135,650
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,000,000	930,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	470,000	432,400	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,870,000	1,822,876
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	830,000	787,462
West Corp., Senior Notes	5.375%	7/15/22	1,860,000	1,664,700	(a)

Total Commercial Services & Supplies				7,869,288

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction & Engineering - 1.0%
AECOM, Senior Notes	5.875%	10/15/24	150,000	$149,250
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,010,000	717,100	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,788,012	1,951,608	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,320,000	363,000	(a)

Total Construction & Engineering				3,180,958

Electrical Equipment - 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	710,000	560,900	(a)

Machinery - 1.2%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	678,131	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,795,000	1,777,050	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	820,000	865,100
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	467,500	(a)

Total Machinery				3,787,781

Marine - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000	1,011,600	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,140,000	216,600	*(c)(f)

Total Marine				1,228,200

Road & Rail - 0.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	880,000	849,200	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	530,000	530,663	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,350,000	1,012,500	(a)

Total Road & Rail				2,392,363

Trading Companies & Distributors - 1.1%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	435,600	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,770,000	1,818,675	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,480,000	1,409,700

Total Trading Companies & Distributors				3,663,975

Transportation - 0.4%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	695,000	698,475	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,020,000	714,000	(a)(b)

Total Transportation				1,412,475

TOTAL INDUSTRIALS				35,262,762

INFORMATION TECHNOLOGY - 2.7%
Communications Equipment - 0.3%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	1,000,000	990,000	(a)

Electronic Equipment, Instruments & Components - 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	940,000	883,600
NXP BV/NXP Funding LLC, Senior Notes	4.625%	6/15/22	820,000	817,950	(a)

Total Electronic Equipment, Instruments & Components				1,701,550

Internet Software & Services - 0.5%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	900,000	859,500	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000	831,475

Total Internet Software & Services				1,690,975

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
IT Services - 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,890,000		$722,925	(a)(c)
First Data Corp., Senior Notes	7.000%	12/1/23	1,030,000		1,030,000	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,210,000		1,228,912	(a)

Total IT Services					2,981,837

Semiconductors & Semiconductor Equipment - 0.3%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	130,000		111,150	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	990,000		831,600

Total Semiconductors & Semiconductor Equipment					942,750

Software - 0.2%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	560,000		599,200	(a)

Total Information Technology					8,906,312

MATERIALS - 5.6%
Chemicals - 0.8%
Axiall Corp., Senior Notes	4.875%	5/15/23	30,000		29,100
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	800,000		791,360
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	1,020,000		675,750
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		539,500	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	782,681	(a)

Total Chemicals					2,818,391

Construction Materials - 0.8%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,110,000		1,134,975	(a)
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	740,000		762,200	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,200,000		564,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000		102,350	(a)

Total Construction Materials					2,563,525

Containers & Packaging - 1.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	630,000		650,475	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		188,735	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	400,000		375,500	(a)
Ball Corp., Senior Notes	5.250%	7/1/25	1,000,000		1,042,500
BWAY Holding Co., Senior Notes	9.125%	8/15/21	800,000		664,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	630,000		500,850	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,765,000		1,517,900
Pactiv LLC, Senior Notes	7.950%	12/15/25	70,000		60,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	800,000		822,000

Total Containers & Packaging					5,822,160

Metals & Mining - 2.1%
ArcelorMittal, Senior Bonds	6.125%	6/1/25	900,000		729,000
ArcelorMittal, Senior Notes	6.500%	3/1/21	400,000		360,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,120,000		852,600	(a)
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	660,000		636,900	(a)(g)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	740,000		525,400
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,450,000		1,363,000	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	440,000		299,200
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	310,000		206,150
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		79,638	*(a)(c)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	15,086		0	(c)(d)(i)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,477,031	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - (continued)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	250,000	$243,750	(a)

Total Metals & Mining				6,772,669

Paper & Forest Products - 0.1%
Appvion Inc., Secured Notes	9.000%	6/1/20	260,000	86,775	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	220,000	115,500

Total Paper & Forest Products				202,275

TOTAL MATERIALS				18,179,020

TELECOMMUNICATION SERVICES - 8.4%
Diversified Telecommunication Services - 3.7%
CCOH Safari LLC, Senior Notes	5.750%	2/15/26	1,280,000	1,283,366	(a)
CenturyLink Inc., Senior Notes	6.450%	6/15/21	1,050,000	1,066,401
CenturyLink Inc., Senior Notes	5.625%	4/1/25	430,000	378,400
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,150,000	2,080,125	(a)
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	970,000	979,700	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,210,000	1,211,512	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	2,260,000	1,469,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	490,000	340,550
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	980,000	298,900
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,470,000	352,800	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,460,000	1,416,200	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	630,000	520,349
Windstream Services LLC, Senior Notes	7.500%	4/1/23	858,000	648,228

Total Diversified Telecommunication Services				12,045,531

Wireless Telecommunication Services - 4.7%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,000,000	1,970,000	(a)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	300,000	322,875	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	970,000	1,023,350	(a)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	600,000	648,000	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,270,000	2,517,900
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	760,000	788,956	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,070,000	839,950
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,760,000	2,339,100
Sprint Corp., Senior Notes	7.250%	9/15/21	950,000	714,875
Sprint Corp., Senior Notes	7.875%	9/15/23	200,000	148,000
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	2,160,000	2,188,879
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,760,000	1,666,720	(a)

Total Wireless Telecommunication Services				15,168,605

TOTAL TELECOMMUNICATION SERVICES				27,214,136

UTILITIES - 2.1%
Electric Utilities - 1.6%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	3,145,000	3,050,650
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,070,500

Total Electric Utilities				5,121,150

Independent Power and Renewable Electricity Producers - 0.5%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,666,043	1,624,392

TOTAL UTILITIES				6,745,542

TOTAL CORPORATE BONDS & NOTES (Cost - $316,990,065)				267,763,678

ASSET-BACKED SECURITIES - 2.3%
American Money Management Corp., 2015-16A E	6.224%	4/14/27	1,550,000	1,077,334	(a)(g)
Avery Point CLO Ltd., 2015-6A E1	6.121%	8/5/27	750,000	507,392	(a)(g)
Babson CLO Ltd., 2015-2A E	6.174%	7/20/27	500,000	350,312	(a)(g)
Carlyle Global Market Strategies, 2015-2A D	5.921%	4/27/27	750,000	522,952	(a)(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Cent CLO LP, 2015-23A D	6.020%	4/17/26	500,000	$362,318	(a)(g)
Cumberland Park CLO Ltd., 2015-2A E	5.624%	7/20/26	500,000	354,159	(a)(g)
Dryden Senior Loan Fund, 2015-40A E	6.568%	8/15/28	1,030,000	722,438	(a)(g)
Galaxy CLO Ltd., 2015-20A E	6.124%	7/20/27	500,000	349,795	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.824%	7/20/27	1,000,000	692,677	(a)(g)
Jamestown CLO Ltd., 2015-8A D2	7.114%	1/15/28	750,000	528,837	(a)(g)
Neuberger Berman CLO Ltd., 2015-19A D	5.872%	7/15/27	1,250,000	840,255	(a)(g)
Oaktree CLO Ltd., 2015-1A D	6.224%	10/20/27	500,000	326,226	(a)(g)
Treman Park CLO Ltd, 2015-1A E	6.824%	4/20/27	1,000,000	739,457	(a)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $9,953,044)				7,374,152

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	516,658	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.619%	8/15/48	700,000	511,742	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	448,836	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,570,129)				1,477,236

CONVERTIBLE BONDS & NOTES - 0.3%
MATERIALS - 0.3%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000	376,156

Metals & Mining - 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,164,317	465,727	(a)(b)(c)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,570,301)				841,883

SENIOR LOANS - 4.6%
CONSUMER DISCRETIONARY - 1.4%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	907,725	(j)(k)

Leisure Products - 0.2%
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	960,375	816,319	(j)(k)

Specialty Retail - 0.8%
CWGS Group LLC, Term Loan	5.750%	2/20/20	1,702,000	1,677,534	(j)(k)
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	830,000	830,000	(j)(k)

Total Specialty Retail				2,507,534

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	635,200	390,648	(j)(k)

TOTAL CONSUMER DISCRETIONARY				4,622,226

CONSUMER STAPLES - 0.4%
Food Products - 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	512,200	(j)(k)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	935,481	928,464	(j)(k)

TOTAL CONSUMER STAPLES				1,440,664

ENERGY - 0.7%
Energy Equipment & Services - 0.3%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	1,530,000	940,950	(j)(k)
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	149,616	28,988	(j)(k)(l)

Total Energy Equipment & Services				969,938

Oil, Gas & Consumable Fuels - 0.4%
Magnum Hunter Resources Inc., DIP Term Loan	9.000%	9/15/16	560,000	557,200	(c)(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	467,608		$186,605	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	677,438		406,463	(j)(k)

Total Oil, Gas & Consumable Fuels					1,150,268

TOTAL ENERGY					2,120,206

HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.3%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	388,792		352,100	(j)(k)
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	726,350		617,397	(j)(k)

Total Health Care Equipment & Supplies					969,497

Health Care Providers & Services - 0.4%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,480,000		1,350,500	(j)(k)

TOTAL HEALTH CARE					2,319,997

INDUSTRIALS - 0.5%
Commercial Services & Supplies - 0.3%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	958,974		929,485	(j)(k)

Machinery - 0.2%
Intelligrated Inc., First Lien Term Loan	4.500 - 6.000%	7/30/18	579,140		551,631	(j)(k)

TOTAL INDUSTRIALS					1,481,116

MATERIALS - 0.2%
Metals & Mining - 0.2%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	445,500		66,825	*(f)(j)(k)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	911,741		700,217	(j)(k)

TOTAL MATERIALS					767,042

UTILITIES - 0.7%
Electric Utilities - 0.3%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	982,575		786,060	(j)(k)

Independent Power and Renewable Electricity Producers - 0.4%
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,455,803		1,356,324	(j)(k)

TOTAL UTILITIES					2,142,384

TOTAL SENIOR LOANS (Cost - $17,437,557)					14,893,635

SOVEREIGN BONDS - 0.6%
Mexico - 0.6%
United Mexican States, Senior Bonds (Cost - $2,641,021)	6.500%	6/9/22	32,317,000	MXN	1,852,691

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.8%
U.S. Government Obligations - 1.8%
U.S. Treasury Notes (Cost - $5,994,826)	1.375%	9/30/20	6,000,000		6,042,186

			SHARES
COMMON STOCKS - 2.3%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			81,754		0	*(c)(d)(i)

Media - 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		199,581	*(c)

TOTAL CONSUMER DISCRETIONARY					199,581

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
Hercules Offshore Inc.			54,577		70,404	*
KCAD Holdings I Ltd.			424,046,710		1,488,828	*(c)(d)

TOTAL ENERGY					1,559,232

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY			SHARES	VALUE
FINANCIALS - 1.1%
Banks - 1.1%
Citigroup Inc.			53,156	$2,065,111
JPMorgan Chase & Co.			24,911	1,402,489

TOTAL FINANCIALS				3,467,600

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Physiotherapy Associates Holdings Inc.			13,200	1,451,208	*(c)(d)

INDUSTRIALS - 0.1%
Marine - 0.1%
DeepOcean Group Holding AS			111,195	517,168	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			3,456	35	*(a)(c)(d)

TOTAL INDUSTRIALS				517,203

MATERIALS - 0.1%
Metals & Mining - 0.1%
Mirabela Nickel Ltd.			3,069,757	181,856	*(c)(d)

TOTAL COMMON STOCKS (Cost - $13,948,946)				7,376,680

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Rex Energy Corp. (Cost - $841,000)	6.000%		10,900	35,425

PREFERRED STOCKS - 1.1%
FINANCIALS - 1.1%
Consumer Finance - 0.9%
GMAC Capital Trust I	6.402%		117,022	2,838,954	(g)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	6.988%		31,950	815,364	(g)

TOTAL PREFERRED STOCKS (Cost - $3,542,251)				3,654,318

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84SAR (Cost - $213,379)		1/12/17	9,971,000	102,631

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $374,702,519)				311,414,515

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 0.6%
Repurchase Agreements - 0.2%
Goldman Sachs & Co. repurchase agreement dated 2/29/16; Proceeds at maturity - $800,006; (Fully collateralized by U.S. government agency obligations, 1.985% due 9/29/21; Market value - $817,130) (Cost - $800,000)	0.280%	3/1/16	800,000	800,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	SHARES	VALUE
Money Market Funds - 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $1,351,878)	0.276%	1,351,878	$1,351,878

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,151,878)			2,151,878

TOTAL INVESTMENTS - 96.3% (Cost - $376,854,397#)			313,566,393
Other Assets in Excess of Liabilities - 3.7%			11,946,473

TOTAL NET ASSETS - 100.0%			$325,512,866

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The maturity principal is currently in default as of February 29, 2016.

(f)	The coupon payment on these securities is currently in default as of February 29, 2016.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of February 29, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
MXN	— Mexican Peso
REFI	— Refinancing
SAR	— Saudi Arabian Riyal

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer discretionary	—	$52,241,012	$1,815,994		$54,057,006
Materials	—	18,179,020	0	*	18,179,020
Other Corporate Bonds & Notes	—	195,527,652	—		195,527,652
Asset-Backed Securities	—	7,374,152	—		7,374,152
Collateralized Mortgage Obligations	—	1,477,236	—		1,477,236
Convertible Bonds & Notes	—	841,883	—		841,883
Senior Loans:
Consumer Staples	—	—	1,440,664		1,440,664
Energy	—	1,156,543	963,663		2,120,206
Health Care	—	1,702,600	617,397		2,319,997
Materials	—	700,217	66,825		767,042
Utilities	—	1,356,324	786,060		2,142,384
Other Senior Loans	—	6,103,342	—		6,103,342
Sovereign Bonds	—	1,852,691	—		1,852,691
U.S. Government & Agency Obligations	—	6,042,186	—		6,042,186
Common Stocks:
Consumer Discretionary	—	—	199,581		199,581
Energy	$70,404	—	1,488,828		1,559,232
Financials	3,467,600	—	—		3,467,600
Health Care	—	—	1,451,208		1,451,208
Industrials	—	—	517,203		517,203
Materials	—	—	181,856		181,856
Convertible Preferred Stocks	35,425	—	—		35,425
Preferred Stocks	3,654,318	—	—		3,654,318
Purchased Options	—	102,631	—		102,631

Total Long-Term Investments	$7,227,747	$294,657,489	$9,529,279		$311,414,515

Short-Term Investments†:
Repurchase Agreements	—	$800,000	—		$800,000
Money Market Funds	$1,351,878	—	—		1,351,878

Total Short-Term Investments	$1,351,878	$800,000	—		$2,151,878

Total investments	$8,579,625	$295,457,489	$9,529,279		$313,566,393

Other Financial Instruments:
Futures Contracts	$2,707	—	—		$2,707
Forward Foreign Currency Contracts	—	$59,704	—		59,704
OTC Credit Default Swaps on Corporate Issues - Sell Protection‡	—	305,013	—		305,013

Total other financial instruments	$2,707	$364,717	—		$367,424

Total	$8,582,332	$295,822,206	$9,529,279		$313,933,817

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$70,506	—	—	$70,506
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	$27,492	—	27,492

Total	$70,506	$27,492	—	$97,998

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At February 29, 2016, securities valued at $35,425 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INDUSTRIALS	MATERIALS		UTILITIES
Balance as of May 31, 2015	$2,477,462	$6,561,240	$0	*	$3,648,092
Accrued premiums/discounts	21,896	(13,314)	—		(5,854)
Realized gain (loss)	—	19,885	—		—
Change in unrealized appreciation (depreciation)[1]	(103,454)	(243,277)	(149)		(355,821)
Purchases	140,689	—	149		—
Sales	(720,599)	(1,368,809)	—		(235,767)
Transfers into Level 3[2]	—	—	—		—
Transfers out of Level 3[3]	—	(4,955,725)	—		(3,050,650)

Balance as of February 29, 2016	$1,815,994	—	$0	*	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[1]	$(103,454)	—	$(149)		—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	CONSUMER STAPLES	ENERGY	HEALTH CARE	MATERIALS	UTILITIES
Balance as of May 31, 2015	$923,650	$1,467,813	$875,606	—	—	—
Accrued premiums/discounts	1,569	4,165	4,942	$669	—	—
Realized gain (loss)	—	80	4,590	43	—	—
Change in unrealized appreciation (depreciation)[1]	(17,494)	(24,140)	(265,113)	(100,540)	—	—
Purchases	—	—	544,000	720,875	—	—
Sales	—	(7,254)	(200,362)	—	—	—
Transfers into Level 3[2]	—	—	—	(3,650)	$66,825	$786,060
Transfers out of Level 3[3]	(907,725)	—	—	—	—	—

Balance as of February 29, 2016	—	$1,440,664	$963,663	$617,397	$66,825	$786,060

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[1]	—	$(24,140)	$(265,113)	$(100,540)	—	—

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS	TOTAL
Balance as of May 31, 2015	$165,371	$4,649,248	$1,095,600	$1,047,123	—	$22,911,205
Accrued premiums/discounts	—	—	—	—	—	14,073
Realized gain (loss)	—	—	—	—	—	24,598
Change in unrealized appreciation (depreciation)[1]	34,210	(3,160,420)	355,608	(593,320)	—	(4,473,910)
Purchases	—	—	—	63,400	—	1,469,113
Sales	—	—	—	—	—	(2,532,791)
Transfers into Level 3[2]	—	—	—	—	$181,856	1,031,091
Transfers out of Level 3[3]	—	—	—	—	—	(8,914,100)

Balance as of February 29, 2016	$199,581	$1,488,828	$1,451,208	$517,203	$181,856	$9,529,279

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[1]	$34,210	$(3,160,420)	$355,608	$(593,320)	—	$(3,857,318)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At February 29, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,047,323
Gross unrealized depreciation	(67,335,327)

Net unrealized depreciation	$(63,288,004)

At February 29, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	202	6/16	$44,175,532	$44,146,469	$(29,063)
U.S. Treasury Ultra Long-Term Bonds	71	6/16	12,335,537	12,294,094	(41,443)

					(70,506)

Contracts to Sell:
U.S. Treasury Long-Term Bonds	6	6/16	989,895	987,188	2,707

Net unrealized depreciation on open futures contracts					$(67,799)

At February 29, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,499,136	EUR	1,320,243	Citibank, N.A.	5/13/16	$59,704

Abbreviations used in this table:

EUR	— Euro
USD	— United States Dollar

At February 29, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	$3,800,000	12/20/20	5.000% quarterly	$34,580	$62,072	$(27,492)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT FEBRUARY 29, 2016[5]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	2.73%	5.000% quarterly	$305,013	$378,245	$(73,232)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 20, 2016

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 20, 2016